Exhibit 10.3 Letter of Agreement, dated as of November 7, 2001.



                                                              November 7, 2001






         Reference is made to (i) that certain Indenture dated October 30, 1997 (as amended by the First Supplemental Indenture dated November 1, 1999, and the Second Supplemental Indenture dated February 15, 2000, the "Indenture") between Source Media, Inc. (the "Company") as issuer, and U.S. Trust Company of Texas, N.A., as trustee (the "Trustee") for the Company's 12% Senior Secured Notes due 2004(the "Notes"), (ii) that certain Security Agreement dated October 30, 1997 (the "Security Agreement") entered into by the Company, SMI Holdings, Inc., IT Network, Inc., Interactive Channel, Inc., and Cable Share (U.S.) Limited in favor of the Trustee in its capacity as collateral agent (the "Collateral Agent"), (iii) that certain Securities Account Control Agreement, dated November 7, 2001 (the "Control Agreement") among the Company, the Trustee, and the Securities Intermediary (as defined in the Control Agreement) that establishes a Securities Account (as defined therein) (the "Account"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Indenture. The undersigned are beneficial owners (the "Holders") of the Notes issued pursuant to the Indenture.

         This Agreement confirms that (a) the Company originally held 886,000 shares of common stock of Liberate Technologies, Inc. (the "Liberate Stock"); and (b) the undersigned Holders, which hold in the aggregate not less than 75 % of the aggregate outstanding principal amount of the Notes, and the Company have agreed, and the Holders will direct the Trustee, as follows:

                  (1) The Liberate Stock and any and all proceeds received therefrom (net of brokerage commissions and taxes, if any) (the "Proceeds") through the date hereof, shall be immediately deposited into the Account. The Liberate Stock shall be sold and all Proceeds shall be deposited directly into the Account. Notwithstanding the foregoing, the Company may withhold and not deposit into the Account Two Million Dollars ($2,000,000) of the

                           Proceeds. The $2,000,000 of such Proceeds shall be used to fund the Company's operations through December 31, 2001 including, without limitation, the Company's obligations, if any, to make one or more capital contributions to SourceSuite LLC.

                  (2) Upon the occurrence of a Distribution Event (as defined below), the Trustee, unless directed to the contrary in writing by the Holders, will automatically and without further notice to any party withdraw all cash, securities, and other assets in the Account and distribute such cash, securities, and other assets in accordance with the Indenture. A "Distribution Event" means the earlier to occur of
                           (i) December 31, 2001; or (ii) an agreement in writing between the Company's financial advisors, Evercore Partners, and the Holder's financial advisors, Houlihan Lokey Howard & Zukin Capital ("Houlihan"), that neither a sale of all or substantially all of the Company's assets nor an investment in the Company or Source Suite LLC (in an amount sufficient in the opinion of the management of the Company to fund the Company's business plan as previously disclosed to Houlihan) can be consummated.

                  (3) The undersigned Holders agree that they will not directly or indirectly authorize or instruct the Trustee to take any action that would cause a withdrawal from the Account prior to the occurrence of a Distribution Event.

         The Company agrees and acknowledges that upon commencement of a case under any Bankruptcy Law, nothing herein is, or shall be deemed to (i) be a consent by the Holders or the Trustee or any other person to the use by the Company of the Liberate Stock or the Proceeds for any purpose whatsoever, including without limitation, as cash collateral under Section 363 of the Bankruptcy Code, or (ii) in any way affect, waive, or otherwise impair any of the rights and remedies of the Holders under the Indenture, the Security Agreement, the Control Agreement or otherwise, including, without limitation, the right to direct the Trustee in any way.

         The Holders agree that nothing in this letter prevents the Company from commencing a case under title 11 of the United States Code.

         Each of the undersigned hereby represents and warrants that it is the beneficial owner of the Notes referred to adjacent to its respective name as set forth on the signature pages hereto.

         The Company agrees and acknowledges that nothing herein (or the transactions and agreements contemplated hereby) shall in any way be construed as a waiver by the Holders or the Trustee of any Event of Default under the Indenture.

         Except as provided in this Agreement, the Company and the Holders hereby reserve all of their rights and remedies under the Indenture, Security Agreement, and the Control Agreement.

         This Agreement shall not be assigned by any party hereto and any attempted assignment shall be null and void. Notwithstanding the foregoing, if any undersigned Holder sells, assigns, conveys, transfers or otherwise disposes of the Notes it holds, such Holder may assign this Agreement provided that such Holder shall cause such purchaser, assignee, or transferee to agree and adhere to the terms of this Agreement by executing a counterpart signature page hereto.

         This Agreement may not be amended without the prior written consent of the Company, and the undersigned Holders.

         This Agreement shall be governed by the laws of the State of New York. This Agreement may be executed by each signatory in separate counterparts and the Trustee is hereby instructed to accept the signature pages of such counterparts. Facsimile signatures shall be deemed to be original signatures for all purposes hereunder.

                            [Signature pages follow.]





NAME OF HOLDER:                      PRINCIPAL AMOUNT OF NOTES
                                     OWNED BY SUCH HOLDER:

----------------------

By:                                  $----------------------------
Name:
Title:
                                     NAMES OF PARTICIPANT(S), IF ANY,
                                     WHERE NOTES ARE HELD BY SUCH
                                     HOLDER:


                                     -----------------------------

                                     -----------------------------

                                     -----------------------------

SOURCE MEDIA, INC.

By:
   --------------------------
   Name:
   Title:


SMI HOLDINGS, INC.

By:
   --------------------------
   Name:
   Title:


IT NETWORK, INC.


By:
   --------------------------
   Name:
   Title:


INTERACTIVE CHANNEL, INC.

By:
   --------------------------
   Name:
   Title:

CABLESHARE (U.S.) LIMITED

By:
   --------------------------
   Name:
   Title: